                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 9, 2005

                              ENCLAVES GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        000-29689                 20-1951556
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas              75006
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (972) 416-9304
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

         This Current  Report on Form 8-K/A is made to supplement  and amend the
Report on Form 8-K filed December 15, 2005.

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         GRAND OAKS LAND.
         ---------------

         In connection with the  acquisition  described in Item 2.01 of the real property  comprised  of parcels of land  containing  approximately  two  hundred seventy seven and 27/100 (277.27) acres in Lexington County, South Carolina (the
"Grand Oaks Property"), pursuant to the Purchase and Sale Agreement effective as of October 24, 2005 ("Grand Oaks Purchase  Agreement") by and between Grand Oaks
Development  LLC, a South Carolina limited  liability  company,  as Seller,  and
Enclaves Group, Inc., as original Purchaser, we originally planned to enter into a land  development  agreement for the Grand Oaks  Property with South  Carolina
Development Partners, LLC ("SCDP"), an affiliate of the Seller, for construction by our subsidiary Enclaves of Grand Oaks LLC, a South Carolina limited liability company ("Grand Oaks LLC"). Subject to the approval and acceptance by each party of such a land  development  agreement,  we  assigned  the Grand  Oaks  Purchase
Agreement  to Grand Oaks LLC and SCDP caused the Seller to convey the Grand Oaks
Property to Grand Oaks LLC.

         On December 16, 2005, after agreeing that a land development  agreement with SCDP could not be reached on mutually acceptable terms, the parties entered into an Assignment and Assumption Agreement  ("Assignment"),  attached hereto as
Exhibit 10.6, by and between Grand Oaks Development,  LLC, as Assignor, Enclaves of Grand Oaks LLC, as Assignee,  and Enclaves  Group,  Inc.,  as assignor of the
Grand Oaks Purchase Agreement,  to confirm the terms of conveyance for the Grand
Oaks  Property,  terminate  as  satisfied  the  condition  relating  to the land development  agreement,  pay to SCDP a fee of  Three  Hundred  Thousand  Dollars
($300,000),  and grant to Grand  Oaks  Development,  LLC an option to  reacquire those  portions  of the Grand Oaks  Property  which we do not intend to hold for development and construction of an "Enclaves" community housing project.

         A copy of the  Assignment  is filed as Exhibit  10.6 to this report and the contents of the Assignment are  incorporated  herein by reference.  Moreover the foregoing  description  is only a summary of the material  provisions of the
Assignment  and does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

      10.6        Assignment  and Assumption  Agreement  [Amended and Restated]
                  made  effective  December 16, 2005, by and between Grand Oaks
                  Development,  LLC,  Enclaves of Grand Oaks LLC,  and Enclaves
                  Group, Inc.

                                   SIGNATURES
                                   ----------

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENCLAVES GROUP, INC.

Dated:  December 22, 2005               By: /s/ Daniel G. Hayes
                                            ------------------------------------
                                            Name: Daniel G. Hayes
                                            Title: President and Chief Executive Officer